UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

Greystone Housing Impact Investors LP

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41564	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211
Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 402 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in Greystone Housing Impact Investors LP	GHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Sixth Amendment to Credit Agreement

On June 12, 2025, Greystone Housing Impact Investors LP (the “Partnership”) entered into a Sixth Amendment to Credit Agreement and Annex A to Sixth Amendment (collectively, the “Sixth Amendment”), with BankUnited, N.A., Bankers Trust Company, and NexBank (collectively, the “Lenders”), and the sole lead arranger and administrative agent, BankUnited, N.A. (the “Administrative Agent”) which modifies certain provisions of the Credit Agreement dated June 11, 2021, as amended by the First Amendment to Credit Agreement dated November 30, 2021 (the “First Amendment”), the Second Amendment to Credit Agreement dated June 9, 2023 (the “Second Amendment”), the Third Amendment to Credit Agreement dated July 11, 2023 (the “Third Amendment”), the Fourth Amendment to Credit Agreement dated September 19, 2023 (the “Fourth Amendment”), the Fifth Amendment to Credit Agreement dated March 4, 2024 (the “Fifth Amendment”, and collectively with the Credit Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Sixth Amendment, the “Amended Credit Agreement”). The Partnership paid the Lenders a commitment fee totaling $200,000 at closing of the Sixth Amendment. In addition, the Partnership paid the Administrative Agent a $75,000 arrangement fee and a $10,000 administrative fee at closing of the Sixth Amendment.

The following items are the material amendments to the Amended Credit Agreement accomplished by the Sixth Amendment. Capitalized terms not defined herein are defined in the Amended Credit Agreement.

•
Provides a limited consent by the Lenders for an increase in the maximum principal amount of the Partnership’s separate existing line of credit facility with Bankers Trust Company from $50,000,000 to $80,000,000 on the same terms and according to documentation provided to and acceptable to the Administrative Agent.
•
The modification of Eligible Encumbered Assets such that (i) Equity Partnership Investments and Other Senior Real Estate Investments shall comprise no less than seventy percent (70.00%) of the total portfolio value and (ii) Senior Housing Investments shall comprise no more than thirty percent (30.00%) of the total portfolio value.
•
The modification of the Initial Maturity Date to June 12, 2027.
•
The modification of Section 7.1(d) such that limited guaranties of Portfolio Company Indebtedness shall not exceed $85,000,000.

Third Amended and Restated Guaranty

On June 12, 2025, an affiliate of the Partnership, Greystone Select Incorporated (“Greystone Select”), entered into a Third Amended and Restated Guaranty with the Administrative Agent (the “Amended Guaranty”) that replaces the Second Amended and Restated Guaranty dated July 11, 2023 in its entirety. The Amended Guaranty is enforceable upon the occurrence of (i) an event of default; (ii) the Administrative Agent taking certain actions in relation to the collateral pledged under the Amended Credit Agreement; and (iii) the amounts due under the Amended Credit Agreement are not collected within a certain period of time after the commencement of such actions. The Partnership has an indirect interest in the Amended Guaranty but is not a party to the Amended Guaranty. The material changes in the Amended Guaranty consisted of the addition of certain time periods for the cure rights specified in Section 7(e) of the Amended Guaranty.

The foregoing descriptions of the Sixth Amendment and the Amended Guaranty are a summary and are qualified in their entirety by reference to the full text of the Sixth Amendment, a copy of which is attached as Exhibit 10.1, and the Amended Guaranty, a copy of which is attached as Exhibit 10.2, to this Current Report on Form 8-K and are incorporated by reference herein.

In addition, the full text of the Credit Agreement, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission (“SEC”) on June 14, 2021; the First Amendment, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the SEC on December 6, 2021; the Second Amendment, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the SEC on June 15, 2023; the Third Amendment, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the SEC on July 17, 2023; the Fourth Amendment, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the SEC on September 22, 2023; and the Fifth Amendment, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the SEC on March 6, 2024, are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Forward-Looking Statements

Information contained in this Current Report on Form 8-K contains “forward-looking statements,” including but not limited to statements related to the Amended Credit Agreement and Amended Guaranty, which are based on current expectations, forecasts, and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, risks involving fluctuations in short-term interest rates, collateral valuations, bond investment valuations, current maturities of our financing arrangements and our ability to renew or refinance such maturities, and overall economic and credit market conditions. For a further list and description of such risks, see the reports and other filings made by the Partnership with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2024. The Partnership disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1	Sixth Amendment to Credit Agreement dated June 12, 2025 between Greystone Housing Impact Investors LP, the Lenders, and BankUnited, N.A., as Administrative Agent.
10.2	Third Amended and Restated Guaranty dated June 12, 2025 between Greystone Select Incorporated and BankUnited, N.A.
10.3

Credit Agreement dated June 11, 2021 between America First Multifamily Investors, L.P. (now known as Greystone Housing Impact Investors LP), the Lenders, and BankUnited, N.A., as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on June 14, 2021).

10.4

First Amendment to Credit Agreement dated November 30, 2021 between America First Multifamily Investors, L.P. (now known as Greystone Housing Impact Investors LP), the Lenders, and BankUnited, N.A., as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on December 6, 2021).

10.5

Second Amendment to Credit Agreement dated June 9, 2023 between Greystone Housing Impact Investors LP, the Lenders, and BankUnited, N.A., as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on June 15, 2023).

10.6

Third Amendment to Credit Agreement dated July 11, 2023 between Greystone Housing Impact Investors LP, the Lenders, and BankUnited, N.A., as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on July 17, 2023).

10.7

Fourth Amendment to Credit Agreement dated September 19, 2023 between Greystone Housing Impact Investors LP, the Lenders, and BankUnited, N.A., as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on September 22, 2023).

10.8

Fifth Amendment to Credit Agreement dated March 4, 2024 between Greystone Housing Impact Investors LP, the Lenders, and BankUnited, N.A., as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on March 6, 2024).

99.1	Press release dated June 18, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Greystone Housing Impact Investors LP

Date:	June 18, 2025	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury Title: Chief Financial Officer